Consolidated Statements of Cash Flows - Supplemental Disclosure	12 Months Ended
Dec. 31, 2017
Disclosure of reconciliation of liabilities arising from financing activities [abstract]
Consolidated Statements of Cash Flows - Supplemental Disclosure
Note 27. Consolidated Statements of Cash Flows – Supplemental Disclosure
Interest paid and received, dividends received and income taxes paid are classified as operating activities. Dividends paid are classified as financing activities.
The Group establishes, utilizes and maintains various kinds of credit lines and facilities with banks and insurers. Most of these facilities are short term. These facilities are used in our day-to-day supply chain business and structured solutions activities. The amounts drawn under such facilities fluctuate with the kind and level of transactions being undertaken. As a result, management considers short-term bank borrowings to be a part of its operating activities and that it is most appropriate to include the changes in short-term bank borrowings within operating activities in the consolidated statements of cash flows.
There are no circumstances in which cash and cash equivalents held by an entity are not available for use by the Group.
Consolidated cash flows statement – reconciliation of liabilities arising from financing activities
Year ended December 31, 2017:	Debt
Opening balance	$116,813
Cash flows	(42,253)
Non-cash changes:
Disposition of subsidiaries	(34,996)
Accretion	187
Cumulative transaction adjustments	3,982
Ending balance	$43,733

Non-cash transactions
Non-cash transactions during the year ended December 31, 2017: (1) sale of the shares of a non-core Latin America focused commodities trading subsidiary to a company controlled by the former President of the Company (see Note 28); (2) disposition of subsidiaries (see Note 31); (3) offsetting of a payable of  $12,264 due to a former subsidiary against a receivable due from the same entity; (4) redemption of preferred shares of  $52,299 in a subsidiary held by the former subsidiary in an exchange of trade receivables with a fair value of  $52,299; and (5) offsetting of long-term deposit liabilities of  $545 against finance lease receivables.
Non-cash transactions during the year ended December 31, 2016: (1) purchase of certain unproved lands from a former subsidiary for $790 at their fair value in exchange for a reduction of the Group’s loan receivables due from the former subsidiary; and (2) settlement of a trade receivable of  $1,343 by the customer undertaking to deliver physical commodity goods of equal value to the Group in the future.
Non-cash transactions during the year ended December 31, 2015: (1) recognition of a non-cash gain of $1,194 on the reversal of a decommissioning obligation (which was included in costs of sales and services); (2) issuance of 10,000 common shares of MFC Bancorp to a director pursuant to a share purchase agreement executed in 2014 (see Note 28); and (3) the Group sold a 95% participating interest in certain hydrocarbon assets and related liabilities, resulting in a post-tax loss of  $11,987 on disposition which was included in the results of discontinued operations and a net receivable of  $11,600 due from the former subsidiaries (see Note 5).